ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                        SUPPLEMENT DATED AUGUST 30, 2007
                      TO THE PROSPECTUS DATED MAY 1, 2007,
        AS SUPPLEMENTED ON MAY 16, 2007, JUNE 20, 2007 AND JUNE 27, 2007

            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
           THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND
                         RETAINED FOR FUTURE REFERENCE.


THE INFORMATION UNDER THE CAPTION "THE ADMINISTRATOR AND DISTRIBUTOR" ON PAGE 197 IS REVISED AS FOLLOWS:

Effective August 1, 2007, BISYS Fund Services Ohio, Inc. ("BISYS"), the Funds' administrator, transfer agent, and fund accountant, was renamed Citi Fund Services Ohio, Inc. ("CFSO") in connection with the acquisition of BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. ("Citi"). No changes have been made with respect to the addresses stated in the prospectus for the Funds' administrator, transfer agent, and fund accountant.

Effective August 28, 2007, the Board of Trustees of the Trust approved a new distribution agreement with Allianz Life Financial Services, LLC ("ALFS"). Under the new distribution agreement, ALFS will perform services formerly provided by BISYS Fund Services L.P., the Funds' former distributor. ALFS is affiliated with the Manager. The mailing address for ALFS is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

                                    * * * * *

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER THE CAPTION "FUND MANAGEMENT - THE SUBADVISERS AND THE FUNDS" FOR THE SUBSECTION "THE DREYFUS CORPORATION" ON PAGE 173, AND FOR THE SUBSECTION "FOUNDERS ASSET MANAGEMENT LLC", ON PAGE 174:

THE DREYFUS CORPORATION ("DREYFUS"), is located at 200 Park Avenue, New York, NY 10166. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company with more than $1 trillion in assets under management.

On July 1, 2007, The Bank of New York Company, Inc. and Mellon Financial Corporation completed their merger to form a new company called the Bank of New York Mellon Corporation. As a result, the Dreyfus Corporation ("Dreyfus"), the Subadviser to the AZL Dreyfus Premier Small Cap Value Fund, AZL S&P 500 Index Fund, and AZL Small Cap Index Fund, previously a wholly-owned subsidiary of Mellon Financial Corporation, is now a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

FOUNDERS ASSET MANAGEMENT LLC ("FOUNDERS"), is a wholly-owned subsidiary of MBSC Securities Corporation, which is a wholly-owned subsidiary of The Dreyfus Corporation. The Founders corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206. Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or subadviser to other investment companies.

On July 1, 2007, The Bank of New York Company, Inc. and Mellon Financial Corporation completed their merger to form a new company called The Bank of New York Mellon Corporation. As a result, Founders, the Subadviser to the AZL Dreyfus Founders Equity Growth Fund, previously an indirect wholly-owned subsidiary of Mellon Financial Corporation, is now an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

                                    * * * * *

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION FOR THE SUBSECTION "AZL VAN KAMPEN COMSTOCK FUND" UNDER THE CAPTION "FUND MANAGEMENT - THE PORTFOLIO MANAGERS OF THE FUNDS" ON PAGE 183:

The Fund portfolio is managed by the members of the Subadviser's Multi-Cap Value team. The Multi-Cap Value team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are B. Robert Baker, Jason Leder and Kevin Hold, each a Managing Director of the Subadviser, and Devin E. Armstrong and James N. Warwick, each a Vice President of the Subadviser.

Mr. Baker has been associated with the Subadviser in an investment management capacity since 1991. Mr. Leder has been associated with the Subadviser in an investment management capacity since 1995. Mr. Holt has been associated with the Subadviser in an investment management capacity since 1999. Mr. Armstrong has been associated with the Subadviser in a research capacity since August 2004. Prior to August 2004, Mr. Armstrong was attending Columbia Business School

                                                  AZLPRO-005-0507    Page 1 of 2

(August 2002 - May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Subadviser in an investment management capacity since 2002.

Mr. Baker is the lead portfolio manager for the Fund and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Fund's portfolio, and Mr. Baker is responsible for the execution of the overall strategy of the Fund's portfolio.

The composition of the team may change without notice from time to time.

                                    * * * * *

AT A MEETING HELD AUGUST 28, 2007, THE BOARD OF TRUSTEES APPROVED A REDUCTION IN THE MANAGEMENT FEE FOR THE AZL DREYFUS FOUNDERS EQUITY GROWTH FUND TO BE EFFECTIVE SEPTEMBER 1, 2007. THE MANAGEMENT FEE IS REDUCED TO 0.70% OF NET ASSETS FROM A SCHEDULE WITH MULTIPLE RATES OF 1.00% ON THE FIRST $10 MILLION OF NET ASSETS, 0.88% ON THE NEXT $10 MILLION OF NET ASSETS, AND 0.75% ON NET ASSETS THEREAFTER.

AS A RESULT OF THE REDUCTION IN THE MANAGEMENT FEE, THE ANNUAL FUND OPERATING EXPENSES AND THE EXPENSE EXAMPLE FOR THE AZL DREYFUS FOUNDERS EQUITY GROWTH FUND THAT APPEAR ON PAGE 22 ARE REPLACED WITH THE FOLLOWING:


FEES AND EXPENSES
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
The following expense table indicates the estimated expenses that an investor will incur as a shareholder of the Fund during the current fiscal year. These expenses are reflected in the share price of the Fund. The table below only reflects Fund expenses. Since the Funds are offered exclusively for variable contracts, there are also additional separate account expenses that would apply. If applicable separate account expenses were included, overall expenses would be higher.

Management Fee(1)                                                   .79%
Distribution (12b-1) Fees                                           .25%
Other Expenses                                                      .16%
Total Annual Fund Operating Expenses                               1.20%
Fee Waiver((2))                                                    0.00%
Net Annual Fund Operating Expenses((2))                            1.20%

(1) The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% through April 30, 2008. If this voluntary fee reduction were reflected in the table, the Net Annual Operating Expenses would be 1.11%.
(2) The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2008. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. The amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.

Please see the contract prospectus for more information regarding the additional fees and expenses associated with your variable contract.


EXPENSE EXAMPLE
Use the following table to compare fees and expenses of the Fund to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Fund's total operating expenses. It does not reflect the effect of any fee or expense waivers. It also does not reflect separate account or insurance contract fees and charges. If it did, the costs shown would be higher. An investor's actual costs may be different.

      1 YEAR            3 YEARS           5 YEARS          10 YEARS
       $122               $381             $660             $1,455


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